UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 13, 2007



                           GOURMET HERB GROWERS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                       000-83375                  87-0575571
--------------------------------------------------------------------------------
 (State of Incorporation)        (Commission File No.)     (IRS Employer ID No.)

                               12890 Hilltop Road
                               Argyle, Texas 76226
                               -------------------
                    (Address of Principal Executive Offices)

                                 (972) 233-00300
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2007, Gourmet Herb Growers, Inc. (the "Company") amended its Articles of Incorporation through the filing of a Certificate of Amendment of Articles of Incorporation with the State of Nevada for the purpose of increasing its authorized shares of common stock, par value $.001 ("Common Stock"), from 100 million to 500 million shares. The action was approved on December 10, 2007 by written consent of stockholders holding a majority of the Company's outstanding Common Stock in lieu of a special meeting.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibit 3.1- Certificate of Amendment of Articles of Incorporation of Gourmet Herb Growers, Inc., dated December 13, 2007.



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GOURMET HERB GROWERS, INC.


                                By: /s/ Richard Crimmins
                                    --------------------
                                    Name: Richard Crimmins
                                    Title: President and Chief Executive Officer
Dated: December 17, 2007

                                  EXHIBIT INDEX



Exhibit No.    Description of Exhibit
-----------    ----------------------

3.1 Certificate of Amendment to Articles of Incorporation of Gourmet Herb Growers, Inc., dated December 13, 2007.